Castlight Health Announces Second Quarter 2015 Results

Total Revenue of $18.5 Million, Up 76% Year Over Year

SAN FRANCISCO - August 5, 2015 - Castlight Health, Inc. (NYSE:CSLT), the leader in enterprise healthcare management (EHM), today announced results for its second quarter ended June 30, 2015.

“Castlight continues to gain momentum among large enterprises and we are pleased to now count 10% of the Fortune 500 as our customers. Importantly, we are also seeing our customers expand their relationship with Castlight as we build out our platform,” said Giovanni Colella, M.D., co-founder and chief executive officer of Castlight Health. “This quarter we continued to further our leadership position with the introductions of Castlight Elevate, which enables employees to access behavioral health resources, and Castlight Pulse, our first employer-facing analytics solution.”

Financial Performance for the Three Months Ended June 30, 2015

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Total revenue for the second quarter of 2015 was $18.5 million, an increase of 76% from the second quarter of 2014. Subscription revenue was $17.3 million, an increase of 80% on a year-over-year basis.

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Gross margin for the second quarter of 2015 was 55.4%, compared to a gross margin of 29.6% in the second quarter of 2014. Non-GAAP gross margin for the second quarter of 2015 was 58.3% compared to a non-GAAP gross margin of 32.6% in the second quarter of 2014.

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Operating loss for the second quarter of 2015 was $21.3 million, compared to an operating loss of $21.8 million in the second quarter of 2014. Non-GAAP operating loss for the second quarter of 2015 was $17.6 million, compared to a non-GAAP operating loss of $18.8 million in the second quarter of 2014.

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Net loss per basic and diluted share was $0.23 in the second quarter of 2015, compared to a net loss per basic and diluted share of $0.24 in the second quarter of 2014. The non-GAAP net loss per basic and diluted share for the second quarter of 2015 was $0.19, compared to a net loss per basic and diluted share of $0.21 in the second quarter of 2014. For both GAAP and non-GAAP purposes, the weighted average basic and diluted share count for the second quarter of 2015 was 93.8 million compared to 89.5 million in the second quarter of 2014.

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Total cash, cash equivalents and marketable securities were $164.4 million at the end of the second quarter of 2015. Cash used in operations for the second quarter of 2015 was $17.2 million, compared to $19.6 million used in operations in the second quarter of 2014.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures”.

Business Outlook

Q3 2015 Guidance: Revenue for the company’s third quarter is expected to be $19.2 million to $19.5 million, representing growth of 57% to 60% on a year-over-year basis. We expect to generate a non-GAAP operating loss in the range of $16.0 million to $17.0 million and a non-GAAP net loss per share of $0.17 to $0.18 based on 95 million weighted average basic and diluted shares outstanding.

Full Year 2015 Guidance: Revenue for the company’s full year 2015 is expected to be in the range of $74.0 million to $77.0 million, an increase of 62% to 69% year-over-year. Non-GAAP operating loss is expected to be in the range of $64.0 million to $67.0 million. Non-GAAP basic and diluted loss per share is expected to be in the range of $0.66 to $0.71 based on 95 million to 97 million weighted average basic and diluted common shares outstanding.

For both the third quarter and the full year 2015, non-GAAP guidance excludes the effects of stock-based compensation expense and capitalization and amortization of internal-use software.

Quarterly Conference Call

Castlight Health will host a conference call to discuss its second quarter 2015 results today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations website at http://ir.castlighthealth.com. In addition, an archive of the webcast can be accessed through the same link. Participants who choose to call in to the conference call can do so by dialing 1-877-201-0168. The conference ID number is 80918941. A replay will be available for one week at 1-855-859-2056, passcode 80918941.

About Castlight Health

Castlight Health, Inc. (NYSE:CSLT) is a leader in Enterprise Healthcare Management. We believe great healthcare builds great business and U.S. enterprises can gain control over the $620 billion spent annually on healthcare, transforming a crippling cost into a strategic business advantage. Recognized as a top 2014 software platform by the HR Technology Conference & Exposition, the Castlight Enterprise Healthcare Cloud enables employers to understand and manage all their healthcare investments while helping employees make the best possible healthcare decisions. Castlight is a great place to work, honored with a Glassdoor Employees’ Choice award and recognized by Rock Health for Diversity in Leadership. For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook. Source: Castlight Health.

Non-GAAP Financial Measures

To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross margin (loss), non-GAAP operating expense, non-GAAP operating loss, non-GAAP net loss and non-GAAP net loss per share. These non-GAAP financial measures differ from GAAP financial measures in that they exclude stock-based compensation, warrant expense, capitalization and amortization of internal-use software and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the third quarter of 2015 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements

This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s third quarter and full year projections, our expectations for future performance of our business, market growth and business conditions, future innovation by the company and future developments with respect to the digital healthcare industry. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2015 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	June 30, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$31,533	$17,425
Marketable securities	132,905	175,057
Accounts receivable, net	11,048	11,097
Deferred commissions	3,956	3,675
Prepaid expenses and other current assets	5,960	3,476
Total current assets	185,402	210,730
Property and equipment, net	4,515	3,630
Marketable securities, noncurrent	—	6,220
Restricted cash, noncurrent	1,000	—
Deferred commissions, noncurrent	2,374	2,563
Other assets	3,692	131
Total assets	$196,983	$223,274
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,180	$3,217
Accrued expenses and other current liabilities	4,702	5,791
Accrued compensation	8,730	10,455
Deferred revenue	24,125	20,708
Total current liabilities	41,737	40,171
Deferred revenue, noncurrent	7,638	6,652
Other liabilities, noncurrent	1,208	261
Total liabilities	50,583	47,084
Commitments and contingencies
Stockholders’ equity	146,400	176,190
Total liabilities and stockholders’ equity	$196,983	$223,274

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenue:
Subscription	$17,278	$9,576	$32,184	$17,039
Professional services	1,232	957	2,277	1,870
Total revenue	18,510	10,533	34,461	18,909
Cost of revenue:
Cost of subscription (1)	2,932	2,915	5,451	5,627
Cost of professional services (1)	5,322	4,502	9,975	8,373
Total cost of revenue	8,254	7,417	15,426	14,000
Gross profit	10,256	3,116	19,035	4,909
Operating expenses:
Sales and marketing (1)	17,641	14,947	34,104	31,507
Research and development (1)	7,391	5,476	13,985	11,003
General and administrative (1)	6,517	4,519	11,980	8,529
Total operating expenses	31,549	24,942	60,069	51,039
Operating loss	(21,293)	(21,826)	(41,034)	(46,130)
Other income, net	81	50	179	73
Net loss	$(21,212)	$(21,776)	$(40,855)	$(46,057)
Net loss per share, basic and diluted	$(0.23)	$(0.24)	$(0.44)	$(0.86)
Weighted-average shares used to compute basic and diluted net loss per share	93,804	89,520	92,801	53,284
_______________________

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Cost of revenue:
Cost of subscription	$67	$35	$100	$39
Cost of professional services	450	280	875	420
Sales and marketing	2,074	1,152	3,825	2,326
Research and development	730	493	1,363	914
General and administrative	896	980	1,923	1,794

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Operating activities:
Net loss	$(21,212)	$(21,776)	$(40,855)	$(46,057)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	456	322	910	604
Stock-based compensation	4,217	2,940	8,086	5,493
Amortization of deferred commissions	802	868	1,659	2,244
Accretion and amortization of marketable securities	384	373	827	497
Expense related to warrant	—	70	—	2,499
Changes in operating assets and liabilities:
Accounts receivable	(560)	(4,077)	49	(5,327)
Deferred commissions	(1,113)	(1,087)	(1,751)	(1,369)
Prepaid expenses and other assets	(1,848)	(596)	(1,818)	(1,677)
Accounts payable	(254)	(375)	1,258	384
Accrued expenses and other liabilities	1,234	2,173	(3,169)	(1,203)
Deferred revenue	682	1,591	4,403	8,277
Net cash used in operating activities	(17,212)	(19,574)	(30,401)	(35,635)
Investing activities:
(Increase) decrease in restricted cash	(1,000)	101	(1,000)	101
Investment in related party	(3,125)	—	(3,125)	—
Purchase of property and equipment	(806)	(311)	(1,693)	(967)
Purchase of marketable securities	(5,924)	(126,442)	(18,958)	(162,175)
Sales of marketable securities	—	—	5,000	13,000
Maturities of marketable securities	31,373	3,000	61,553	8,000
Net cash provided by (used in) investing activities	20,518	(123,652)	41,777	(142,041)
Financing activities:
Proceeds from the exercise of stock options	1,186	106	2,826	1,628
Payments of deferred financing costs	—	(1,679)	(94)	(3,781)
Net proceeds from initial public offering	—	—	—	189,943
Net cash provided by (used in) financing activities	1,186	(1,573)	2,732	187,790

Net increase (decrease) in cash and cash equivalents	4,492	(144,799)	14,108	10,114
Cash and cash equivalents at beginning of period	27,041	180,067	17,425	25,154
Cash and cash equivalents at end of period	$31,533	$35,268	$31,533	$35,268

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014
Gross profit:
GAAP gross profit subscription	$14,346	$12,387	$6,661	$26,733	$11,412
GAAP gross margin subscription	83.0%	83.1%	69.6%	83.1%	67.0%
Stock-based compensation expense	67	33	35	100	39
Amortization of internal-use software	24	24	—	48	—
Non-GAAP gross profit subscription	$14,437	$12,444	$6,696	$26,881	$11,451
Non-GAAP gross margin subscription	83.6%	83.5%	69.9%	83.5%	67.2%

GAAP gross loss professional services	$(4,090)	$(3,608)	$(3,545)	$(7,698)	$(6,503)
GAAP gross loss percentage professional services	(332)%	(345)%	(370)%	(338)%	(348)%
Stock-based compensation expense	450	425	280	875	420
Non-GAAP gross loss professional services	$(3,640)	$(3,183)	$(3,265)	$(6,823)	$(6,083)
Non-GAAP gross loss percentage professional services	(295)%	(305)%	(341)%	(300)%	(325)%

GAAP gross profit	$10,256	$8,779	$3,116	$19,035	$4,909
GAAP gross margin	55.4%	55.0%	29.6%	55.2%	26.0%
Impact of non-GAAP adjustments	541	482	315	1,023	459
Non-GAAP gross profit	$10,797	$9,261	$3,431	$20,058	$5,368
Non-GAAP gross margin	58.3%	58.1%	32.6%	58.2%	28.4%

Operating expense:
GAAP sales and marketing	$17,641	$16,463	$14,947	$34,104	$31,507
Expense related to warrant	—	—	(70)	—	(2,499)
Stock-based compensation expense	(2,074)	(1,751)	(1,152)	(3,825)	(2,326)
Non-GAAP sales and marketing	$15,567	$14,712	$13,725	$30,279	$26,682

GAAP research and development	$7,391	$6,594	$5,476	$13,985	$11,003
Stock-based compensation expense	(730)	(633)	(493)	(1,363)	(914)
Capitalization of internal-use software	513	282	—	795	—
Non-GAAP research and development	$7,174	$6,243	$4,983	$13,417	$10,089

GAAP general and administrative	$6,517	$5,463	$4,519	$11,980	$8,529
Stock-based compensation expense	(896)	(1,027)	(980)	(1,923)	(1,794)
Non-GAAP general and administrative	$5,621	$4,436	$3,539	$10,057	$6,735

GAAP operating expense	$31,549	$28,520	$24,942	$60,069	$51,039
Impact of non-GAAP adjustments	(3,187)	(3,129)	(2,695)	(6,316)	(7,533)
Non-GAAP operating expense	$28,362	$25,391	$22,247	$53,753	$43,506

Operating loss:
GAAP operating loss	$(21,293)	$(19,741)	$(21,826)	$(41,034)	$(46,130)
Impact of non-GAAP adjustments	3,728	3,611	3,010	7,339	7,992
Non-GAAP operating loss	$(17,565)	$(16,130)	$(18,816)	$(33,695)	$(38,138)
Net loss and net loss per share:
GAAP net loss	$(21,212)	$(19,643)	$(21,776)	$(40,855)	$(46,057)
Total pre-tax impact of non-GAAP adjustments	3,728	3,611	3,010	7,339	7,992
Income tax impact of non-GAAP adjustments	—	—	—	—	—
Non-GAAP net loss	$(17,484)	$(16,032)	$(18,766)	$(33,516)	$(38,065)
Basic and Diluted net loss per share
GAAP	$(0.23)	$(0.21)	$(0.24)	$(0.44)	$(0.86)
Non-GAAP	$(0.19)	$(0.17)	$(0.21)	$(0.36)	$(0.71)

Shares used in basic and diluted net loss per share computation	93,804	91,786	89,520	92,801	53,284

Investor Contact:
Charles Butler
ir@castlighthealth.com
415-829-1400
Media Contact:
Jim Rivas
press@castlighthealth.com
415-515-8780